UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2018

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Pentair plc (the “Company”) previously announced its intention to separate into two independent, publicly-traded companies (the “Separation”) and disclosed that Randall J. Hogan will retire as Chairman and Chief Executive Officer of the Company and join the Board of Directors of nVent Electric plc serving as Chairman upon completion of the Separation. On March 14, 2018, the Company entered into a Retirement Agreement with Mr. Hogan that was approved by the Compensation Committee of the Board of Directors of the Company (the “Retirement Agreement”). Pursuant to the Retirement Agreement, Mr. Hogan will:

•	retire as Chairman and Chief Executive Officer of the Company at the effective time of the Separation;

•	provide consulting services to the Company from the date of the Separation through August 31, 2020, for up to 40 hours per calendar year, prorated for any partial year;

•	not accept a position with another entity with a start date prior to the date of the Separation, unless he has incurred an involuntary termination of employment not for cause or a voluntary termination of employment for good reason, or the Compensation Committee of the Board of Directors of the Company has otherwise given consent; and

•	comply with the terms of the noncompetition, non-solicitation, non-disparagement, confidentiality and intellectual property covenants applicable to him under other agreements.

In exchange, and provided Mr. Hogan is not terminated for cause prior to the date of the Separation, the Company will:

•	provide Mr. Hogan with office space, secretarial support, office services and IT services from the date of the Separation through August 31, 2020;

•	continue to cover Mr. Hogan and his dependents under the Company’s active employee medical and dental plans at the Company’s expense through August 31, 2020; and

•	reimburse Mr. Hogan for expenses incurred in connection with his consulting services.

The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full copy of the Retirement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Not applicable.

(b)    Pro Forma Financial Information

Not applicable.

(c)    Shell Company Transactions

Not applicable.

(d)    Exhibits

The exhibit listed in the accompanying Exhibit Index is being filed herewith:

Exhibit Index

Exhibit Number	Description

10.1	Retirement Agreement, dated as of March 14, 2018, between Pentair plc and Randall J. Hogan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 14, 2018.

PENTAIR PLC Registrant

By:	/s/ Angela D. Jilek
Angela D. Jilek
Senior Vice President, General Counsel and Secretary